UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 30, 2007


                                  ULTICOM, INC.

             (Exact name of registrant as specified in its charter)

          NEW JERSEY                0-30121                      22-2050748
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)


                                1020 Briggs Road,
                            Mount Laurel, New Jersey
                                      08054
                    (Address of Principal Executive Offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (856) 787-2700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) On May 30, 2007, Mr. Andre Dahan was elected as a member of the Board of Directors (the "Board") of Ulticom, Inc. (the "Company"). Mr. Dahan was elected to the Board by a unanimous vote of the directors of the Board, in accordance with Article III, Section 9 of the Company's Bylaws, which allows vacancies on the Board to be filled by the majority of the remaining directors of the Board. The Company now has a nine-member Board with no remaining vacancies.

         Mr. Dahan was recommended as a candidate for the position of director by the Corporate Governance and Nominating Committee. Since April 30, 2007, Mr. Dahan, age 58, has served as the President, Chief Executive Officer and a director of Comverse Technology, Inc. ("Comverse"), the Company's majority stockholder. Prior to serving as President and Chief Executive Officer of Comverse, Mr. Dahan was President and Chief Executive Officer of Mobile Multimedia Services at AT&T Wireless from July 2001 to December 2004. From 1997 to 2001, Mr. Dahan served in various positions with Dun & Bradstreet including as Senior Vice President, Electronic Commerce of The Dun & Bradstreet Corporation from 2000 to 2001, as President of eccelerate.com, Inc. (a subsidiary of Dun & Bradstreet) from 1999 to 2001, as President of Dun & Bradstreet, North America and Global Accounts from 1999 to 2000, and as President of Dun & Bradstreet U.S. from 1997 to 1999. Previously, he served as Senior Vice President of World Wide Operations for Sequent Computers from 1996 to 1997, and in various management positions at Teradata Corporation from 1986 to 1995. Mr. Dahan is currently a director of Red Bend Software, a software management solutions provider. Mr. Dahan holds an engineering degree in computer software from the Hadassa Technology Institute in Israel.

            Mr. Dahan's employment agreement with Comverse provides that, if requested, he will serve as a member of the Board of Directors of any of Comverse's subsidiaries or affiliates without additional compensation. Except as described above, there is no arrangement or understanding between Mr. Dahan and any other person pursuant to which he was elected to the Board.





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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     ULTICOM, INC.

Date: June 1, 2007                   By: /s/ Shawn Osborne
                                         ----------------------------------
                                         Name: Shawn Osborne
                                         Title: Chief Executive Officer
























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